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EXHIBIT 23



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement on Form S-8 of Tower Financial Corporation of our report dated June 2, 2004 appearing in this Annual Report on Form 11-K of Tower Financial Corporation for the year ended December 31, 2003.


                                       /s/ Crowe Chizek and Company LLC

                                       Crowe Chizek and Company LLC

Fort Wayne, Indiana
June 25, 2004



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